UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2015
Date of Report (Date of earliest event reported)

SPOTLIGHT INNOVATION INC.
(Exact name of registrant as specified in its charter)

Nevada	333-141060	98-0518266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 Westown Parkway, Suite 200-226 West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

(515) 274-9087
Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2015 Spotlight Innovation Inc., (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Memcine Pharmaceuticals, Inc. (“Memcine”).  Pursuant to the Agreement the Company will acquire approximately Eighty Two Percent (82%) of the outsanding securities of Memcine. The closing of the transaction is contingent upon several conditions including but not limited to: completion of due diligence, entry into a shareholder agreement, entry into an agreement with Dr. Tony Vanden Bush, Ph.D.

The foregoing summary does not purport to be a complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as an Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Securities Purchase Agreement between Spotlight Innovation Inc. and Memcine Pharmaceuticals, Inc.	☒

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Date: March 10, 2015	By	/s/ Cristopher Grunewald
	Name:	Cristopher Grunewald
	Title:	President